Deploying Immunosurveillance against Cancer

TGF-β RNA THERAPEUTICS

Forward-looking Statements

- This document contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words "will," "may," "would," "approximate," "expect," "intend," and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Cancer- Current Landscape

- **In 2015-** cancer death increased globally to 8.8 million of the 55.8 million deaths- or 1 of every 6 deaths.
- **In 2035-** cancer death and new cases are projected to be 14.6 million and 24 million respectively. AACR Cancer Progress Report 2018
- **Although the robust gain in survival in cancers between 1977 and 2013, pancreatic cancer (PC) and glioblastoma (GBM) survival rate remain low. JNCI J Natl Cancer Inst (2017) 109(9)**
- **OT-101 is clinically active in both**



2035
24 MILLION
14.6 MILLION
CANCER CASES ESTIMATES
CANCER DEATHS ESTIMATES
2015
15.2 MILLION
8.8 MILLION



1977
2013
Prostate
Thyroid
Skin
Breast
Bladder
All cancers
Cervix uteri
Colon and rectum
Leukemia
Myeloma
Ovary
Brain
Stomach
Esophagus
Lung and bronchus
Liver
Pancreas
Cervix Uteri cancer is the only one that has not shown an increase compared to 1977
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

TGF-β Self Immunization Protocol (SIP©) - Oncotelic Invention

- TGF-β inhibitor (i.e. OT-101) lifts the immunosuppression and primes the innate immunity against the tumor.
- Once the body recognizes the cancer as foreign everything else is easy.
- Subsequent chemotherapy boosts the immune response with epitope expansion due to neoantigens released during Xenogenization



OT-101
Xenogenization
Stromal cells in Tumor Microenvironment
TGF- β
Tumor cells:
Prostrate
Breast
Melanoma
Colon
Gastric
Lung
Giloma
Pancreas
TGF- β producers
CTL
CTL-
• Proliferation
• Exocytosis of Granules
Treg
Treg-
• Stimulates generation
NK
NK-
• Cytokine Production
• Cytotoxicity
DC
DC-
• Antigen Presentation
• Cytokine Production
Alkylating Agent (Hypermutation)
Taxanes (Immunogenic Cell Death)
VDA/CA4P (Ischemic Necrosis)
OT-101
Awakening of Immunity
Chemotherapy
Immunity Boost/ Epitope Expansion
Time

Optimal Sequencing for TGF-β Self Immunization Protocol

1. Proper Sequencing is key to optimal immunotherapy
2. **Expand** immune reserve through IL-2 treatment or infusion of immune cells
3. **Prime** immune response with TGF-β inhibitor- OT-101
4. **Boost** immune response with chemotherapy
5. **Revitalize** the exhausted of immune response with checkpoint inhibitors



Effector
(activated)
PD1
BTLA
KLRG1
CTLA4
TIM3
LAG3
2B4
"Exhausted"
(chronic infection & cancer)
PD1
BTLA
CTLA4
TIM3
2B4
LAG3
Naive
BTLA
TIM3
iR
levels
persistant antigen + iR:iRL
antigen cleared
Memory (e.g. CM)
BTLA
KLRG1
2B4
Immune response



Revitalize
*PD-1/PDL-1/CTLA4
Expand
*NK/IL-2
Boost
*Chemotherapies
Prime
*OT-101

OT-101: Drug Product- TGF-β2 Antisense.

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA
- Ready for registration trials--Over 200 patients treated across 6 clinical trials
- Potential for breakthrough designation for early approval
- Strong Patent protection until 2037
- Orphan designation granted for three tumor indications in US & EU
- Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 patients



TGF-β2 protein coding sequence
Human TGF-β2 messenger RNA
0
1,000
2,000
3,000
4,000
5,000
5,882
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'

Single Agent Activity- Glioblastoma:

- G004-Phase 2b trial
- Title: A multi-national, multi-center, open-label, active-controlled, randomized parallel-group dose-finding study to evaluate the efficacy and safety of two doses of OT-101 in adult patients with recurrent high-grade glioma, administered intratumorally as continuous high-flow microperfusion over a 7-day period every other week.
- **Pts#: N = 145. OT-101 10 µM, N = 40; OT-101 80 µM, N = 49; Control, N = 45**
- Superior to Temozolomide as single agent
  - Not myelosuppressive
  - Strong tumor reduction and prolonged overall survival without the burden of secondary hematological tumors for temozolomide
- An opportunity to combine OT-101 with TMZ
- Planned Phase 3 Registration Trial for Gliomas
  - Interim Read at 22 months
- **Market Potential**
  - **>1B**



ONCOTELIC

Clinical Efficacy: Objective Responses

- Objective responses were observed among the 87 evaluable patients treated with OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.



Δ Tumor Volume
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
2500
Days from Baseline
OT-101 CR
OT-101 PR
OT-101 SD
OT-101 PD



Percent survival
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
70
OS (months)
OT CR (N=5)
OT PR (N=14)
OT SD (N=28)
OT PD (N=40)

ONCOTELIC

Single Agent Activity- Pancreatic Cancer

- P001- Phase 1/2 Clinical Trial
- Title: An Open-Label, Multicenter Dose-escalation Study to Evaluate the Safety and Tolerability of OT-101 (TGF-β2-specific Phosphorothioate Antisense Oligodeoxynucleotide), Administered Intravenously in Adult Patients with Advanced Tumors Known to Overproduce TGF-β2, Who are Not or No Longer Amenable to Established Therapies.
- Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer)
- Primary Objective: To determine the maximum tolerated dose (MTD) and the dose limiting toxicities (DLTs) of two cycles of trabedersen administered intravenously (i.v.) for 7 days or for 4 days every other week.
- OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated
- Only 18% (107 of 600 AEs) of all AEs that have been reported during the treatment phase of this study were assessed by the investigator to be either related (20 AEs) or possibly related (87 AEs) to the study medication (OT-101).
- Phase 3 Pancreatic Cancer
  - Interim Read at 11 months
  - Final Read Overall Survival at 18 months
- **Market Potential**
  - **>1B**



P001 Phase 1/2 Trial

- **Patient 1006: CR as far out as 77 mos**
  - Surgery: Whipple's procedure
  - 1st line: 5-FU/LV, Dose 425 mg/m2
  - 2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr
  - 3rd line: Gemcitabine, Dose 1000 mg/m2/week
  - OT-101- Liver mets/ Complete Response (Black Line)
- **Patient 1022: OS of 40 months**
  - Surgery: Whipple's procedure
  - 1st line: Radiation therapy (50 Gy)
  - 2nd line: 5FU
  - OT-101- Liver Mets/ Stable Disease (Blue Line)



Liver Mets
Liver+Other Mets
100
50
0
Percent survival
P=0.0077
1022
0 10 20 30 40 50 60 70 80
OS (Months)
1006



2.5
2.0
1.5
1.0
0.5
0.0
Tumor Reduction
1 2 4 8
Visit
1004 / 11.1mos
1006 / 76.2 mos
1017 / 9.2 mos
1019 / 15.6 mos
1022 / 39.7 mos
1023 / 13.4 mos
1026 / 9.3 mos
1028 / 16.1 mos
1029 / 9.8 mos
1035 / 18.2 mos
1047 / 18.9 mos
+20%
-30%

SIP© Pipeline Built Around Sequencing

Program	Preclinical Animal POC	Phase 1 POC	Phase 2	Phase 3
Brain Cancer/ OT-101 + TMZ		Hypermutation		
Pancreatic Cancer/ OT-101* + ABX		ICD		
Melanoma/ OT-101* + CA4P: Necrosis Cell Death				
MDS/ OT-101 + OXi4503				
Solid tumors/ OT-101 + NK/IL-2/**				

Companion Prognostic Testing

Program	Preclinical Animal POC	Phase 1 POC	Phase 2	Phase 3
IL/8 and IL-15 Spike		Pancreas and Gliomas		

*Available through Expanded Access Program together with Widetrial

WIDETRIAL

**Partnered with NantCell, Dinona/Autotelic Bio

NantCell DiNonA 오토텔릭바이오 AUTOTELIC BIO

Management Team

Vuong Trieu PhD
Chief Executive Officer

Fatih Uckun MD PhD
Chief Medical Officer

Chulho Park PhD
Chief Technology Officer

World Class Medical Advisory Board

- Dr. Stuart E. Siegel, M.D., received his B.A. and M.D. degrees from Boston University, pediatric training at the University of Minnesota, and pediatric oncology training at the National Cancer Institute. He has served as a Professor of Pediatrics and Medicine at the Keck School of Medicine of USC for 47 years. He also served as the Director of the Center for Global Health at Children's Hospital Los Angeles (CHLA).
- Dr. Reinhard von Roemeling, MD is an internationally recognized medical oncologist and clinical scholar with deep knowledge and experience in oncology drug development. Dr. von Roemeling directed/co-directed/supported 25+ small molecules and biologics development programs, including 10 as immunotherapy/immune-modulators in combination with other drugs (PD-(L)1 checkpoint inhibitors.
- Dr. David Horwitz, MD is a physician-scientist and immunologist who is internationally recognized for his work in T-cell biology, especially related to immune regulation. He has served as Professor of Medicine and Molecular Immunology and Chief of Division of Rheumatology and Immunology at the University of Southern California (USC) Keck School of Medicine for 27 years.
- Dr. Anatoly Dritschilo, MD completed his training in radiation oncology at Harvard Medical School and served as a faculty member at the Tufts University School of Medicine, Boston before joining the Georgetown University Medical Center (GUMC). He has over 35 years of experience as a physician-scientist and radiation oncologist.
- Dr. John H. Sampson, MD, PhD, is the Robert H. and Gloria Wilkins Distinguished Professor and Chair of the Department of Neurosurgery at Duke University as well as the Co-Leader of the Duke Cancer Institute's Neuro-Oncology Program. He is an internationally recognized neurosurgeon and clinical scholar with deep knowledge and experience in development of new drugs and treatment strategies against brain tumors.

Board of Directors

Vuong Trieu PhD- Chairman
Former Executive Chairman/Interim CEO of Marina Biotech (OTCQB:ATRX), Director of Sorrento Therapeutics (Nasdaq:SRNE), Founder, Chairman, CEO of Igdrasol which was acquired by NantPharm. Coaguligand team under Phil Thorpe.


B
0 hours
4 hours
8 days
14 days

*Coaguligand
Science 24 Jan 1997:
Vol. 275, Issue 5299, pp. 547-550

William D. Schwieterman, MD - Director
Previously Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the Food and Drug Administration (FDA). In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules.

Steven King- Director Nominee
Former CEO of Peregrine (Nasdaq:CDMO) and its subsidiary Avid Bioservices for over 15 years during which time the company advanced its lead compound though phase 3 development while growing revenues to over $55M. Coaguligand team under Phil Thorpe.

Anthony Maida MBA PhD- Director Nominee/Audit
Anthony has been involved in the clinical development of immunotherapy for 27+ years at various C levels. Dr. Maida is currently a member of the board of directors and audit chair of Spectrum Pharmaceuticals, Inc. (Nasdaq: SPPI), Innovate Biopharmaceuticals, Inc. (Nasdaq:INNT) and Vitality Biopharma, Inc. (OTCQB: VBIO) and was formerly a member of the Board of Directors and audit chair of OncoSec Medical Inc. (Nasdaq: ONCS).

Mateon/Oncotelic- (OTCQB:MATN)- Building The Next Generation Pharma

ONCOTELIC



NAVIGATOR
Large Data Analytics



DATA
Large Clinical Data



PIPELINE
High Value Pipeline

Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com

Thank You

ONCOTELIC

SIP© Pipeline Built Around Sequencing

Preclinical Animal POC	Phase 1 POC	Phase 2	Phase 3

- Brain Cancer/ OT-101 + TMZ — Hypermutation
- Pancreatic Cancer/ OT-101* + ABX — ICD
- Melanoma/ OT-101* + CA4P: Necrosis Cell Death
- MDS/ OT-101 + OXi4503
- Solid tumors/ OT-101 + NK/IL-2/**

*Available through Expanded Access Program together with Widetrial

WIDETRIAL

**Partnered with NantCell, Dinona/Autotelic Bio

NantCell DiNonA 오토텔릭바이오 AUTOTELIC BIO

Companion Prognostic Testing

- IL/8 and IL-15 Spike — Pancreas and Gliomas

AI/BlockChain

Concept	Use Case	Implementation	Maintenance

- Manufacturing — Partnered
- Hospital/Clinical Trial — To be Partnered
- Drug Development — Internal Program

EXPLOSION OF UNSTRUCTURED DATA REQUIRES AI FOR BUSINESS TRANSFORMATION

VIDEO, IMAGES, AUDIO, NATURAL LANGUAGE, TV, EMAILS, SOCIAL MEDIA

Unstructured data will account for **more than 80%** of the data collected by organizations



unstructured
IDC and EMC project that data will grow to 40 ZB by 2020.
structured
1980
1990
2000
2010
2020

KNOWLEDGE SYNTHESIS MACHINE

ACTIONABLE DRUG DEVELOPMENT

Pharmaceutical Information

Unstructured Data
Scientific Literature
Patents
Disease Symptoms
Clinical Trial

Structured Data
Clinical Trials
Cohort selection
Patient tracker
Reporting Synthesis



PointR BRICK

Accelerated Insights:
Pathway Analysis
Prediction / Correlation
Safety
Efficacy
Dosage
Targeted Indications

Patient & Provider Information

POINTR PRODUCTS

BRICK 1.0



100W low footprint computer replaces racks of servers for data orchestration and coordination with data center

BRICK 2.0



Reduced Size hub of AI accelerator cluster for efficient localized cluster compute

CUBE 1.0



30W fan-less compute hub of AI accelerator cluster connects wirelessly to provide an AI mesh fabric

SPOTLIGHT DSP



Reduces number of cameras, increases accuracy and slashes maintenance and Installation costs

THE POWER PERFORMANCE DISRUPTION



Specs

6 AI Accelerators

Cluster Processing

100 Watts Peak

9 Teraflops @16-bit

PCIe Fabric

@10Gbps DMA

Equals

11x Xeon 2790v4 CPU

Dell r730 servers

1/100th power

1/20th price



That's 11 Dell servers

THE POWER PERFORMANCE DISRUPTION



PointR BRICK 1.0

Specs →

BRICK 1.0

7.8 fps Inference

100 Watts Peak

9 Teraflops @16-bit

PCIe Fabric

@10Gbps DMA

Better than

AC922 with V100

6.77 fps Inference

2200W Power

1/20th power

$53,000 price

1/10th price

Requires special cooling



IBM AC922

- 6x NV100
- 2x PPC9

Can be used in any office environment

Data Center

THE SMALL PHARMA OPPORTUNITY

DISRUPTION IN A RAPIDLY GROWING MARKET

$174 B

+6.5% CAGR

Accelerated Growth:
Annual growth 12-17: 3.6%
Annual growth 17-22: 6.5%

$98B

Brand Name Pharmaceutical Revenue, US Market

6 Large Pharma – 56% Market Share

$76B

Small Pharma, US Market

2,904 Small Pharma

An unmet need for thousands of firms in AI augmented Drug Discovery with Complex Data

But facing a huge barrier to entry:

- Computing infrastructure
- AI and ML technology
- Technical Domain expertise

[1] 2018 Market size estimates according to IBIS industry reports; value potential – industry breakdown courtesy Michael Chui, MGI Partner, McKinsey Global Institute - unpublished data presented at Strata March 8, 2018, San Jose, CA

DATA FLOW THROUGH NAVIGATOR AI PLATFORM


Data
PK
Longitudinal
Omics
Immune
Clinical
Data Integra6on
Machine Learning & Selection
Drug Finder
Orphan Finder
Patient Finder
Trial Finder
Market Finder
Match Pt to Drug
Match Disease to Drug
Clinical Trial Design
Live Trial Monitoring
Post Marketing

BLOCKCHAIN FOR DRUG MANUFACTURING



Manufacturer
Blockchain Node
Client app
Smart Contract
Shared Ledger
Retailer
Blockchain Node
Client app
Smart Contract
Shared Ledger
Same copy of ledger is maintained by all parties
Logistics
Blockchain Node
Smart Contract
Client app
Shared Ledger
Distributor
Blockchain Node
Client app
Smart Contract
Shared Ledger
Wholesaler
Blockchain Node
Smart Contract
Client app
Shared Ledger





POINTR FABRIC FOR AUTONOMOUS STORES
High density Wireless Cameras
Identify out-of-stock
Cereal $2.49
PointR CUBE Fabric eliminates bandwidth and cable choke points and scales to 1000's of stores at $ order of magnitude lower than current standards
Classify 100,000's of shelf items including 1000s of daily changes
Instantly identify misplaced items
Track shoppers anonymously
IBM AC922
In Data Center for Machine Vision Training



IBM POINTR SYSTEM FOR MACHINE VISION REAL-TIME
Wireless Camera
Wireless Camera
Inference Edge
Passive Power
IBM AC922
In Data Center for Machine Vision Training

WORLD CLASS TEAM IN AI DEEP LEARNING

Saran Saund, CEO:
AI Platforms

- Founder, CEO and GM of private and public companies
- CSR (Qualcomm), Marvell, CyberCash, Xerox

Burcak Beser, CTO: ML/AI Algorithms, software, hardware

- Founder and CTO of private and public companies. Life career record of 88 approved and 37 pending patents.
- Aviat, Telsima, Juniper, Alcatel

Stephen Boesch, Data Science Engineering, ML/AI

- Google, Apple, Verizon, Huawei, Nokia, eBay

Mike Potts, Data Scientist, ML/AI

- AT&T, Adworks, Yahoo, Big Data Federation

Nagarjun Redla, Engineer, ML/AI, Matlab, Python

- ML, Robotics, Self-driving cars, computer vision
- MSEE, Urbana Champaign,

RELATIONSHIPS

Commercial, Academia and Open Source Companies

Technology	NVIDIA.	Microsoft Azure	IBM®	QUALCOMM®
Open Source	databricks	docker	MESOSPHERE	CoreOS
Academia	Berkeley UNIVERSITY OF CALIFORNIA	McGill UNIVERSITY	Stanford MEDICINE	Oregon State University

GO-TO-MARKET PARTNERSHIP WITH IBM LAUNCHED AT SUPERCOMPUTING 2018

- PointR established a worldwide partnership with IBM including IBM Global Services which provides solutions to the Life Sciences vertical amongst others.
- IBM's largest practice in AI is its Watson Health Services (1) with investment in the billions.
- With Mateon the PointR team will leverage IBM life science opportunities worldwide
- The PointR product fills a hole in IBM's AI product suite and is present in IBM product mix to be resold by IBM sales reps, distributors and value added resellers.



IBM PowerAI Vision
AI for All
Create Vision Models without Deep Learning Expertise
IBM FlashSystem 9100
3x Better Performance
BRICK

(1) https://www.ibm.com/watson/health/